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                                                                    EXHIBIT 10.4
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                          FIRST SUPPLEMENTAL INDENTURE

                            dated as of March 5, 2002

                                      among

                                 WCG NOTE TRUST,
                                     Issuer,

                              WCG NOTE CORP., INC.,
                                    Co-Issuer

                                       and

                              THE BANK OF NEW YORK,
                  Indenture Trustee and Securities Intermediary


                       8.25% Senior Secured Notes due 2004




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                  This FIRST SUPPLEMENTAL INDENTURE, dated as of March 5, 2002
(this "First Supplemental Indenture"), is among WCG NOTE TRUST, a special purpose statutory business trust created under the law of the State of Delaware (the "Issuer"), WCG NOTE CORP., INC., a special purpose corporation organized under the law of the State of Delaware (the "Co-Issuer" and, together with the Issuer, the "Issuers"), and THE BANK OF NEW YORK, a New York banking corporation duly organized and existing under the law of the State of New York (as successor-in-interest to United States Trust Company of New York) (in its capacity as Indenture Trustee, together with its successors in such capacity, the "Indenture Trustee" and, in its capacity as securities intermediary, together with its successors in such capacity, the "Securities Intermediary").


                                   WITNESSETH:

                  WHEREAS, the Issuers and the Indenture Trustee and Securities Intermediary have entered into an Indenture, dated as of March 28, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), providing for the creation, execution, authentication and delivery of certain Senior Notes of the Issuers;

                  WHEREAS, the Issuers desire to supplement and amend the Indenture by modifying and deleting certain provisions thereof and by adding certain provisions thereto (collectively, the "Amendments");

                  WHEREAS, the Issuers have obtained the consent of the Majority Noteholders to the Amendments in accordance with Section 12.02 and Article XIII of the Indenture; and

                  WHEREAS, (i) the Issuers have requested that the Indenture Trustee execute and deliver this First Supplemental Indenture pursuant to
Section 12.02 of the Indenture, (ii) all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, including the filing with the Indenture Trustee of evidence of the consent of the Majority Noteholders, have been performed, and (iii) the execution and delivery of this First Supplemental Indenture have been duly authorized in all respects;



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                  NOW, THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which is hereby acknowledged, the Issuers and the Indenture Trustee, for the benefit of the Noteholders, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this First Supplemental Indenture shall have the meanings assigned to such terms in, or incorporated by reference into, the Indenture. For all purposes of this First Supplemental Indenture, "Effective Date" shall mean the first day on which each of the Issuer, the Co-Issuer, the Indenture Trustee and Williams receives executed counterparts of this First Supplemental Indenture.


                                   ARTICLE II

                                   AMENDMENTS

                  SECTION 2.01. Amendments to the Indenture. The Indenture is hereby amended, effective on the Effective Date, as follows:

                  (a) The definition of "Qualified Equity Proceeds" in Section
1.01 of the Indenture is hereby amended to read as follows:

         ""Qualified Equity Proceeds" means amounts equivalent to the sum of (x) the proceeds of (i) sales of mandatorily convertible preferred (as to which the conversion must occur within three years of its issuance) or common equity securities of Williams, (ii) conversion by its terms of convertible debt or non-mandatorily convertible preferred stock into common equity securities of Williams, (iii) sales by Williams of its equity interests in WCG (or any of WCG's Subsidiaries), (iv) the liquidation by Williams of securities or assets received by Williams in exchange for its equity interests in WCG and (v) sales or dispositions of assets of Williams or its Subsidiaries for cash up to the amount of equity that has been issued by Williams in one or more consolidations, acquisitions, mergers or other similar transactions, in each case, occurring after the


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         Closing Date and (y) all other amounts determined by Williams in its sole and absolute discretion to be appropriate, regardless of the source."

                  (b) The definition of "Semi-Annual Cash Flow" in Section 1.01 of the Indenture is hereby amended to read as follows:

         ""Semi-Annual Cash Flow" has the meaning assigned to such term in
Section 5.02(c)."

                  (c) The definition of "Stock Price/Credit Downgrade Trigger" in Section 1.01 of the Indenture is hereby deleted.

                  (d) The definition of "Transaction Documents" set forth in Annex A to the Participation Agreement and incorporated by reference in Section
1.01 of the Indenture is hereby amended for purposes of the Indenture by inserting the phrase ", the Williams Payment Agreement" immediately after the phrase "the WCG Note Reset Remarketing Agreement."

                  (e) The definition of "Trigger Event" in Section 1.01 of the Indenture is hereby amended to read as follows:

         ""Trigger Event" means the occurrence of (a) the Acceleration Trigger or (b) the Maturity Trigger."

                  (f) A new definition, "Repayment Obligations," is hereby added to Section 1.01 of the Indenture, in the appropriate alphabetical sequence, to read as follows:

         ""Repayment Obligations" has the meaning assigned to such term in
         Section 2 of the Williams Payment Agreement."

                  (g) The definition of "Williams Event" in Section 1.01 of the Indenture is hereby amended to read as follows:

         ""Williams Event" means the occurrence of any event described in Sections 9.01(c) through (i), (k) and (m) with respect to Williams or the Share Trust."



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                  (h) A new definition, "Williams Payment Agreement," is hereby added to Section 1.01 of the Indenture, in the appropriate alphabetical sequence, to read as follows:

         ""Williams Payment Agreement" means the Payment Agreement, dated as of March 5, 2002, between Williams and the Issuer."

                  (i) Section 3.01 of the Indenture is hereby amended by inserting the phrase "and the payment of the Issuer's Repayment Obligations to Williams under the Williams Payment Agreement" immediately after the phrase "Remarketing and Support Agreement" in the first sentence thereof.

                  (j) Section 3.01 of the Indenture is hereby further amended by
(i) redesignating paragraph (c) as paragraph (d), (ii) redesignating paragraph
(d) as paragraph (e) and (iii) adding a new paragraph (c) as follows:

         "(c) the Williams Payment Agreement and all of the rights of the Issuer and the Indenture Trustee under the Williams Payment Agreement;"

                  (k) Section 3.02(b) of the Indenture is hereby amended by adding the following at the end thereof:

         "and the Issuer's Repayment Obligations to Williams pursuant to Section 2 of the Williams Payment Agreement."

                  (l) Section 5.02 of the Indenture is hereby amended by (i) deleting the parenthetical phrase contained in paragraph (b) thereof and (ii) adding a new paragraph (c) as follows:

         "(c) The Issuer shall deposit or cause to be deposited into the Indenture Interest Account all payments made by Williams in accordance with the Williams Payment Agreement (such amounts deposited in respect of clauses (a), (b) and (c) collectively, the "Semi-Annual Cash Flow").

                  (m) Section 5.03 of the Indenture is hereby amended to read as follows:


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         "Section 5.03. Indenture Redemption Account. The Issuer shall deposit or cause to be deposited into the Indenture Redemption Account (a) all payments from WCG in respect of any prepayment of the WCG Note, in whole or in part, (b) all payments made by Williams in accordance with the Williams Payment Agreement, (c) proceeds from a Reset Sale in accordance with Section 9.04(i)(i) and (d) proceeds from a sale of the WCG Note in accordance with Sections 9.04(i)(ii), (iii) or (iv); provided that any such amounts that are not specified in a notice to the Indenture Trustee to fund an Early Redemption shall be invested in accordance with Section 5.01(g) in Financial Investments maturing no later than the Maturity Date; provided further that if, following the payment in full of the Secured Obligations, amounts are subsequently deposited into the Indenture Redemption Account, then by 9:00 a.m. the Business Day after such amounts are deposited into the Indenture Redemption Account, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Redemption Account and pay such amount to the Issuer."

                  (n) Section 5.05(a)(iii) of the Indenture is hereby amended to read as follows:

         "(iii) (A) If Williams shall have exercised the Liquidity Option pursuant to the Liquidity Agreement or made any payment pursuant to
         Section 1(a)(i) of the Williams Payment Agreement and the Noteholders have received the Senior Note Interest Amount pursuant to Section 5.05(b)(ii) and (B) WCG subsequently deposits money in respect of interest on the WCG Note with the Indenture Trustee, by 9:00 a.m. the Business Day after any such deposit by WCG, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Interest Account and pay such amount to Williams as payment of the Liquidity Reimbursement Obligations or the Repayment Obligations, as the case may be."

                  (o) Priority third of Section 5.05(b)(ii) of the Indenture is hereby amended to read as follows:

         "third, (i) any amounts remaining in the Share Trust Proceeds Account and the Indenture Redemption Account to be invested in accordance with
         Section 5.01(g) and (ii) any amounts remaining in the Indenture Interest Account to be paid (A) first to Williams in an amount up to



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         the aggregate amount of the Liquidity Reimbursement Obligations and the
         Repayment Obligations and (B) second to the Issuer to be applied in accordance with the Issuer Trust Agreement."

                  (p) Priority fourth of Section 5.05(c) of the Indenture is hereby amended to read as follows:

         "fourth, to the extent that (i) Williams has exercised the Liquidity Option in accordance with the Liquidity Agreement, (ii) Williams has exercised the Share Trust Release Option in accordance with Section 7(d) of the Remarketing and Support Agreement or (iii) Williams has made any payment in accordance with Section 1 of the Williams Payment Agreement, from any amounts remaining in the Indenture Accounts, to Williams in an amount up to the amount of the Issuer's Reimbursement Obligations and Repayment Obligations to Williams; and"

                  (q) Priority third of Section 5.05(d) of the Indenture is hereby amended to read as follows:

         "third, to the extent that (i) Williams has exercised the Liquidity Option, (ii) Williams has exercised the Share Trust Release Option,
         (iii) Williams has made any payment in accordance with Section 1 of the Williams Payment Agreement or (iv) the Indenture Trustee has received any payments in respect of the Share Trust Remedy pursuant to Sections 7(a) or 8(g) or 8(h) of the Remarketing and Support Agreement, from any amounts remaining in the Indenture Accounts, to Williams in an amount up to the amount of the Issuer's Reimbursement Obligations and Repayment Obligations to Williams; and"

                  (r) Priority third of Section 5.05(e) of the Indenture is hereby amended to read as follows:

         "third, with respect to an Early Redemption in whole only, to the extent that (i) Williams has exercised the Liquidity Option or (ii) Williams has made any payment in accordance with Section 1 of the Williams Payment Agreement, any amounts remaining in the Indenture Interest Account and the Indenture Redemption Account, to Williams in an amount up to the amount of the Issuer's Reimbursement Obligations and Repayment Obligations;"



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                  (s) Section 5.05 of the Indenture is hereby further amended by redesignating paragraph (i) as paragraph (j) and adding a new paragraph (i) as follows:

         "(i) If the Indenture Trustee shall not have received any payment due and payable under the Williams Payment Agreement by the Business Day such payment became due and payable, the Indenture Trustee shall promptly, but in any event within two Business Days, demand such payment from Williams."

                  (t) Section 9.01(h) of the Indenture is hereby amended to read as follows:

         "(h) the commencement of any voluntary or involuntary proceeding under any bankruptcy or insolvency law seeking liquidation, reorganization or other relief with respect to any of the Issuer, Williams or the Share Trust, and, in the case of any such involuntary proceeding with respect to Williams, such proceeding has not been terminated within 60 days after commencement;"

                  (u) Section 9.01(k) of the Indenture is hereby amended by deleting the phrase "; and" at the end thereof and substituting, in lieu thereof, the following:

         ", except, in the case of the Co-Issuer, WCG or WCL, to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);"

                  (v) Section 9.01(l) of the Indenture is hereby amended by (i) deleting the term "Issuers" contained therein and substituting, in lieu thereof, the term "Issuer" and (ii) inserting the word "and" at the end thereof.

                  (w) Section 9.01 of the Indenture is hereby further amended by adding a new paragraph (m) as follows:



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         "(m) the failure by Williams to make (or cause to be made on its behalf) any payment when due and payable under the Williams Payment Agreement;"

                  (x) Section 9.04(b)(ii) of the Indenture is hereby amended by deleting the phrase "or a Stock Price/Credit Downgrade Trigger" contained therein.

                  (y) Section 9.04(b) of the Indenture is hereby further amended by adding a new paragraph (iv) as follows:

         "(iv) Notwithstanding the foregoing, upon the occurrence of a Williams Event resulting from an Event of Default under Section 9.01(m), the Share Trust Remedy Standstill Period shall not affect in any way the rights and obligations set forth in the Williams Payment Agreement or the ability of the Indenture Trustee to immediately enforce the same."

                  (z) Section 10.02 of the Indenture is hereby amended by inserting the phrase "and Repayment Obligations" immediately after the phrase "Issuer's Reimbursement Obligations" in the first sentence thereof.

                  (aa) Section 15.01(a) of the Indenture is hereby amended by deleting the proviso thereto and substituting, in lieu thereof, the following:

         "provided that if an Acceleration Trigger subsequently occurs, the Senior Notes shall be subject to a Mandatory Redemption pursuant to
         Section 15.01(c)."

                  (bb) Section 15.01(b) of the Indenture is hereby amended to read as follows:

         "(b) [RESERVED]."


                                  ARTICLE III

                              CONDITIONS PRECEDENT

                  SECTION 3.01. Conditions Precedent. The obligations of each of the parties hereto under this First Supplemental Indenture shall be subject to


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the satisfaction (or waiver by such party) on or prior to the Effective Date of the following conditions precedent:

                  (a) Documents. This First Supplemental Indenture and the Williams Payment Agreement shall be reasonably satisfactory to such party and shall, upon execution and delivery thereof, be in full force and effect.

                  (b) Authorization, Execution and Delivery of Agreements. This First Supplemental Indenture, the First Supplemental Indenture, dated as of March 5, 2002, to the Indenture (the "WCG Note Indenture") governing the 8.25% Senior Reset Notes due 2008 between Williams Communications Group, Inc. and The Bank of New York (as successor-in-interest to United States Trust Company of New
York), as trustee (the "WCG Supplemental Indenture"), and the Williams Payment Agreement shall have been duly authorized, executed and available for delivery by each of the parties thereto (other than such party).

                  (c) Collateral. All actions necessary, in the reasonable opinion of such party (other than the Indenture Trustee), in order to effectively establish and create a first priority lien on and perfected security interest in the Williams Payment Agreement and all of the rights of the Issuer under the Williams Payment Agreement in favor of the Indenture Trustee, subject only to Permitted Liens, shall have been duly taken (or provisions therefor shall have been made), including, without limitation, the making of all conveyances, registrations and filings.

                  (d) Opinions. Opinions addressed to Salomon Smith Barney Inc., as solicitation agent, and the Indenture Trustee dated the Effective Date of the following counsel shall have been delivered to the applicable addressees, each such opinion to be reasonably satisfactory to the recipients and their counsel:

                           (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Williams;

                           (ii) William G. von Glahn, Esq., internal counsel of Williams; and


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                           (iii) Counsel for the Issuers.

                  (e) Certificates. (i) On the Effective Date, each Issuer and Williams shall have delivered to the Indenture Trustee a certificate of each other party dated the Effective Date, in form and substance reasonably satisfactory to the Indenture Trustee, certifying (A) as to the facts and circumstances applicable to the certifying party set forth in Section 3.01(f) hereof, (B) that each of this First Supplemental Indenture and/or the Williams Payment Agreement, as the case may be, has been duly authorized, executed and delivered by such certifying party and is in full force and effect and (C) that such certifying party has satisfied all conditions precedent (other than conditions precedent that have been waived) contained in this Section 3.01 required to be satisfied by it on or prior to the Effective Date.

                  (ii) On the Effective Date, each Issuer and Williams shall have delivered to the Indenture Trustee a certificate dated the Effective Date, in form and substance reasonably satisfactory to the Indenture Trustee, attaching and certifying (A) the completeness of the certifying party's organizational documents, (B) the resolutions of the certifying party's board of directors or other governing body, if applicable, duly authorizing the certifying party's execution, delivery and performance of this First Supplemental Indenture and/or the Williams Payment Agreement, as the case may be, and that such resolutions have not been rescinded, amended or modified, and
(C) the incumbency and signatures of the persons authorized to execute and deliver this First Supplemental Indenture and/or the Williams Payment Agreement, as the case may be.

                  (f) Certain Facts and Circumstances. (i) No condition, event or act that with the giving of notice and/or the lapse of time and/or any determination or certification would constitute a Trigger Event (as such term is amended by this First Supplemental Indenture) or an Event of Default (as such term is amended by this First Supplemental Indenture) shall have occurred and be continuing on the Effective Date.

                  (ii) No change in the financial or other condition of Williams shall have occurred that would reasonably be expected to result in a Williams Material Adverse Effect, and no other act, event or circumstance shall have occurred that has had or could reasonably be expected to result in a Williams Material Adverse Effect.

                  (iii) There shall be no actions, suits, investigations or proceedings at law or in equity by or before any Governmental Authority



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pending or, to the actual knowledge of Williams, threatened, and there shall not have been issued or, to the actual knowledge of Williams, proposed to be issued any orders, judgments or decrees by any Governmental Authority to set aside, restrain, enjoin or prevent (x) the performance of any of the Transaction Documents or (y) the execution, delivery or performance of this First Supplemental Indenture or the Williams Payment Agreement or the consummation of the transactions contemplated hereby and thereby.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties. (i)Williams represents and warrants to the other parties to this Agreement that each of the representations and warranties of Williams set forth in Sections 4.1 and 4.4 of the Participation Agreement, which representations and warranties are incorporated herein by reference, shall be true and correct on and as of the Effective Date in all material respects as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct in all material respects as of such date), provided, however, that (i) any reference to "Event of Default" or "Trigger Event" in such representations and warranties shall refer to the definitions of "Event of Default" or "Trigger Event," as the case may be, as amended by this First Supplemental Indenture,
(ii) any reference to "Transaction Documents" in such representations and warranties shall include the Williams Payment Agreement, the Indenture, as amended by this First Supplemental Indenture, and the WCG Note Indenture, as amended by the WCG Supplemental Indenture, and (iii) any reference to "incorporated by reference in the Offering Memorandum" in such representations and warranties shall include all documents filed by either Williams or WCG pursuant to Sections 13, 14 or 15(d) of the Exchange Act after the date of the Offering Memorandum and prior to the date hereof and all other information as to which public disclosure has been made.



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                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 5.01. Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

                  SECTION 5.02. Severability of Provisions. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by Applicable Law, the Issuers and the Indenture Trustee hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of the Issuers' and the Indenture Trustee's bargain hereunder.

                  SECTION 5.03. Effect of Headings. The heading of the Articles, Sections, subsections, clauses and paragraphs hereof are for convenience of reference only and shall not affect the construction or interpretation of this First Supplemental Indenture.

                  SECTION 5.04. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 5.05. Governing Law. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 5.06. Benefit of Agreement. This First Supplemental Indenture is for the sole benefit of the Issuer, the Co-Issuer, the Indenture Trustee and the Noteholders and Williams, as an express third-party beneficiary, and their respective successors and assigns and is not for the benefit of any other Person. This First Supplemental Indenture may not be amended or supplemented without the consent of Williams, as express third-party beneficiary.



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                  SECTION 5.07. Limitation on Liability. It is expressly
understood and agreed by the parties hereto with respect to the Issuer that (a) this First Supplemental Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Issuer Trustee, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertaking and agreements by Wilmington Trust Company, but is made and intended for the purposes of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this First Supplemental Indenture or the other Transaction Documents; provided that this Section 5.07 shall not limit any liability expressly assumed by Wilmington Trust Company under the Issuer Trust Agreement (including Section 7.05 thereof).



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                  IN WITNESS WHEREOF, the undersigned have caused this First
Supplemental Indenture to be duly executed as of this 5th day of March, 2002, by their respective representatives hereunto duly authorized.

                            WCG NOTE TRUST, as Issuer

                            By: Wilmington Trust Company, not in its
                            individual capacity, but solely as Issuer Trustee


                            By:      /s/ JAMES A. HANLEY
                                -----------------------------------------
                                Name:   James A. Hanley
                                Title:  Financial Services Officer

                            WCG NOTE CORP., INC., as Co-Issuer



                            By:      /s/ HOWARD S. KALIKA
                                -----------------------------------------
                                Name:   Howard S. Kalika
                                Title:  Senior Vice President

                            THE BANK OF NEW YORK,
                            as Indenture Trustee



                            By:      /s/ LOUIS P. YOUNG
                                -----------------------------------------
                                Name:   Louis P. Young
                                Title:  Authorized Signer

                            THE BANK OF NEW YORK, as Securities
                              Intermediary for purposes of Section 5.01,
                              Section 5.02, Section 5.03, Section 5.04 and
                              Section 5.05 of the Indenture only



                            By:      /s/ LOUIS P. YOUNG
                                -----------------------------------------
                                Name:   Louis P. Young
                                Title:  Authorized Signer



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Accepted and agreed pursuant to
Section 16.09 of the Indenture:

THE WILLIAMS COMPANIES, INC.


By:      /s/ James G. Ivey
    ---------------------------------
    Name:   James G. Ivey
    Title:  Treasurer